EXHIBIT 10.7(d)

                                                                  Execution Copy



                               AMENDMENT NO. 3 TO
                         MASTER TRUST ACCOUNT AGREEMENT

     THIS AMENDMENT NO. 3 TO MASTER TRUST ACCOUNT AGREEMENT (this "Amendment") is made as of August 1, 2004 by and among UNION ACCEPTANCE CORPORATION ("UAC"), individually and as predecessor servicer (the "Predecessor Servicer"), UAC SECURITIZATION CORPORATION ("UACSC") as seller, BNY MIDWEST TRUST COMPANY, as successor to the corporate trust administration of Harris Trust and Savings Bank, as indenture trustee under the various Indentures described below other than the 2000-B Indenture (the "BNY Indenture Trustee"), and as trustee (the "PSA Trustee") under the various Pooling and Servicing Agreements, THE BANK OF NEW YORK, as indenture trustee under the 2000-B Indenture (the "BONY Indenture Trustee" and together with the BNY Indenture Trustee and the PSA Trustee, the "Trustees"), WILMINGTON TRUST COMPANY, as master trustee (the "Master Trustee"), SYSTEMS & SERVICES TECHNOLOGIES, INC., ("SST" and, in its capacity as servicer or successor servicer under the Servicing Agreements, "Servicer" or "Successor Servicer"), JPMORGAN CHASE BANK, as master trust paying agent (the "Master Trust Paying Agent"), MBIA INSURANCE CORPORATION, as financial guaranty insurer ("MBIA") and the CREDITOR REPRESENTATIVE (UAC, UACSC, the Trustees, the Master Trustee, SST, the Master Trust Paying Agent, MBIA and the Creditor Representative, each party in each of its capacities listed above, collectively the "MTAA Parties").

                             PRELIMINARY STATEMENTS

     WHEREAS, the MTAA Parties entered into that certain Master Trust Account Agreement dated as of April 17, 2003, (as amended by Amendments No. 1 and No. 2, dated as of October 7, 2003 and May 21, 2004, respectively, the "Master Trust Agreement");

     WHEREAS, the Master Trust Agreement contemplates the refinancing of certain Transactions that are presently subject to the Master Trust Agreement through the exercise by UACSC of clean up calls in connection with which UACSC may reacquire certain motor vehicle receivables from certain eligible Trusts and issue new non-recourse notes (the "UACSC Notes") backed by such reacquired motor vehicle receivables;

     WHEREAS,  UACSC  wishes  to  refinance  certain  additional   Transactions,
including the 2000-A Transaction, that currently are not "Eligible Refinancing Transactions" under the MTAA;

     WHEREAS, UACSC expects that the refinancing of additional Transactions and the issuance of UACSC Notes backed by the reacquired motor vehicle receivables as described above will benefit the MTAA Parties;

     WHEREAS, it is a condition precedent to the issuance of the UACSC Notes that the MTAA Parties modify the Master Trust Agreement such that the UACSC Notes be considered "Notes" thereunder;

         WHEREAS, the MTAA Parties further desire to clarify the definition of Adjusted Minimum Collateral Percentage to aid in determining the amount and timing of distributions from the Master Trust Account;

         WHEREAS, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto mutually desire to enter into this Amendment as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties hereto agree as follows.

     SECTION 1. General Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in the Master Trust Agreement.

     SECTION 2. Amendments to the Master Trust Agreement.

          (a) Section 1.01 of the Master Trust Agreement is hereby amended to modify the definitions of "Adjusted Minimum Collateral Percentage" and "Eligible Refinancing Transaction" as follows:


          "Adjusted Minimum Collateral Percentage" means, with respect to any Payment Date, the greatest of (A) 4.05%, (B) a fraction, expressed as a percentage, equal to (i) the Total Cash Collateral as of the immediately preceding Payment Date divided by (ii) the aggregate Outstanding Balance as of the immediately preceding Payment Date, in both cases, after giving effect to all distributions on such preceding Payment Date, or (C) in the case of any Payment Date on or after September 8, 2004, the Adjusted Minimum Collateral Percentage for the immediately preceding Payment Date.


          "Eligible Refinancing Transaction" means each of (a) the 1998-A Transaction; (b) the 1998-B Transaction; (c) the 1998-C Transaction; (d) the 1998-D Transaction; (e) the PSC Transaction; (f) the 1999-A Transaction; (g) the 1999-B Transaction; (h) the 1999-C Transaction; (i) the 1999-D Transaction; (j) the 2000-A Transaction; and (k) any additional Transaction the refinancing of which is agreed to by UACSC, UAC, MBIA and the Creditor Representative, as evidenced by their respective execution and delivery of a Consent and Designation in the form of Exhibit A hereto.

          (b) The Master Trust Agreement is hereby amended to insert Exhibit A attached hereto, as Exhibit A thereto.

     SECTION 3. Direction and Waiver. By its signature hereto, each of UACSC and MBIA, as the Control Party for the Transactions, hereby directs the Trustees to execute and deliver this Amendment. Each of the parties hereto acknowledges and agrees to the foregoing and agrees that compliance with this Amendment shall be deemed to comply with the terms of the Transaction Documents and the Master Trust Agreement, and that the Trustees shall have no liability to any party hereto for acting in accordance with such direction.

     SECTION 4. Conditions Precedent; Direction to Master Trustee. The Master Trustee shall have received an executed counterpart of this Amendment from each of the parties hereto.

Upon such receipt by the Master Trustee, the MTAA Parties (other than the Master Trustee) hereby direct the Master Trustee to execute and deliver this Amendment.

     SECTION 5. Reference to and Effect on the Master Trust Agreement. Except as specifically set forth above, the Master Trust Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein and for the limited purposes set forth herein, operate as a waiver of any right, power or remedy of any MTAA Party, nor constitute a waiver of any provisions of the Master Trust Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     SECTION 7. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                          Next page is signature page.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, all as of the day and year first above mentioned.

                            UNION ACCEPTANCE CORPORATION,
                            individually and as Predecessor Servicer under each Servicing Agreement

                            By: /s/ Mark R. Ruh
                               -------------------------------------------------
                            Name:   Mark R. Ruh
                            Title:  President & CFO

                            UAC SECURITIZATION CORPORATION,
                            as Seller under each Grantor Trust Servicing
                            Agreement and Owner Trust Servicing
                            Agreement and Certificateholder

                            By:  /s/ Treg Bauchert
                               -------------------------------------------------
                            Name:   Treg Bauchert
                            Title:  President

                            WILMINGTON TRUST COMPANY,
                            as Master Trustee

                            By: /s/ Mary Kay Pupillo
                               -------------------------------------------------
                            Name:   Mary Kay Pupillo
                            Title:  Assistant Vice President

                            BNY MIDWEST TRUST COMPANY,
                            not in its individual capacity but solely as Indenture Trustee under the various Indentures other than the 2000-B Indenture described in the Master Trust Agreement and as Trustee under the various Pooling and Servicing Agreements described in the Master Trust Agreement

                            By: /s/ Sally R. Tokich
                               -------------------------------------------------
                            Name:   Sally R. Tokich
                            Title:  Assistant Vice President



                                Signature Page to
                               Amendment No. 3 to
                         Master Trust Account Agreement

                            THE BANK OF NEW YORK, not
                            in its individual capacity
                            but solely as Indenture
                            Trustee under the 2000-B
                            Indenture described in the
                            Master Trust Agreement

                            By: /s/ Eric A. Lindahl
                               -------------------------------------------------
                            Name:   Eric A. Lindahl
                            Title:  Agent

                            SYSTEMS & SERVICES TECHNOLOGIES, INC.,
                            as Servicer or Successor Servicer
                            under the Servicing Agreements

                            By: /s/ Kimberly K. Costa
                               -------------------------------------------------
                            Name:   Kimberly K. Costa
                            Title:  Vice President

                            JPMORGAN CHASE BANK, as Master Trust Paying Agent

                            By:  /s/ David Contino
                               -------------------------------------------------
                            Name:   David Contino
                            Title:  Assistant Vice President

                            MBIA INSURANCE CORPORATION


                            By:  /s/ Lisa A. Wilson
                               -------------------------------------------------
                            Name:   Lisa A. Wilson
                            Title:  Assistant Secretary

                            CREDITOR REPRESENTATIVE

                            By: Plan Committee under the Second
                            Amended Plan of Reorganization of
                            Union Acceptance Corporation

                            By: Bingham McCutchen LLP

                            By:  /s/ Roger L. Selfe
                               -------------------------------------------------
                            Name:   Roger L. Selfe
                            Title:  Partner


                                Signature Page to
                               Amendment No. 3 to
                         Master Trust Account Agreement

ACKNOWLEDGED AND AGREED:

WACHOVIA CAPITAL MARKETS, LLC
(Deal Agent for the UACSC Transaction)


By: /s/ Steven J. Ellis
   -------------------------------------
Name:   Steven J. Ellis
Title:  Director


VARIABLE FUNDING CAPITAL CORPORATION
(Noteholder on the UACSC Transaction)

By:  Wachovia Capital Markets, LLC, as Attorney-in-Fact


By:  /s/ Bryan P. McGrath
   -------------------------------------
Name:    Bryan P. McGrath
Title:   Vice President



                                Signature Page to
                               Amendment No. 3 to
                         Master Trust Account Agreement

                                                                       Exhibit A



                         MASTER TRUST ACCOUNT AGREEMENT
                             CONSENT AND DESIGNATION

     This Consent and Designation dated ___________, 2004 is made by and among UAC Securitization Corporation, as seller ("UACSC"), Union Acceptance Corporation ("UAC"), MBIA Insurance Corporation, as financial guaranty insurer ("MBIA"), and the Creditor Representative, pursuant to the Master Trust Account Agreement dated as of April 17, 2003, as amended (the "Master Trust Agreement"), by and among UACSC, UAC, MBIA, the Creditor Representative, BNY Midwest Trust Company, the Bank of New York, Systems & Services Technologies, Inc. and JPMorgan Chase Bank.

                                    RECITALS

     A.   Reference  is  made  to  the   definition  of  "Eligible   Refinancing
          Transaction" in Section 1.01 of the Master Trust Agreement.

     B. The parties hereto desire to designate additional Eligible Refinancing Transactions as authorized by the Indenture.

     NOW, THEREFORE, in accordance with such definition, the parties hereto hereby agree that the ____________ Transaction shall be an "Eligible Refinancing Transaction" under the Master Trust Agreement.


     Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Master Trust Agreement.





                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Consent and Designation to be duly executed and delivered as of the date first written above.





                            UAC SECURITIZATION CORPORATION, as Seller





                            By:________________________________
                            Name:
                            Title:


                            UNION ACCEPTANCE CORPORATION





                            By:________________________________
                            Name:
                            Title:


                            MBIA INSURANCE CORPORATION, as
                            financial guaranty insurer





                            By:________________________________
                            Name:
                            Title:


                            CREDITOR REPRESENTATIVE


                            By: Plan Committee under the Second
                            Amended Plan of Reorganization of
                           Union Acceptance Corporation


                            By: Bingham McCutchen LLP





                            By:________________________________
                            Name:
                            Title: